Exhibit 99.3

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                   April, 1998
           Series 1998-02, REMIC Multi-Class Pass-Through Certificates

     Pursuant to the Pooling and Servicing Agreement dated as of January 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

 1.     Aggregate scheduled Monthly Payments:
        (a)    Principal                             $           314,827.74
                                                        --------------------
        (b)    Interest                              $         2,721,127.42
                                                        --------------------
        (c)    Total                                 $         3,035,955.16
                                                        --------------------

 2.     Aggregate scheduled Monthly Payments received this month:
        (a)    Principal                             $           285,200.44
                                                        --------------------
        (b)    Interest                              $         2,468,436.19
                                                        --------------------
        (c)    Total                                 $         2,753,636.63
                                                        --------------------

 3.     Aggregate Monthly Advances this month:
        (a)    Principal                             $            29,627.30
                                                        --------------------
        (b)    Interest                              $           252,691.23
                                                        --------------------
        (c)    Total                                 $           282,318.53
                                                        --------------------

 4. Aggregate Principal Prepayments in part received in the applicable Prepayment Period:
        (a)    Principal                             $            81,970.92
                                                        --------------------

 5. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:
        (a)    Principal                             $         9,249,793.27
                                                        --------------------
        (b)    Interest                              $            59,447.25
                                                        --------------------
        (c)    Total                                 $         9,309,240.52
                                                        --------------------

 6.     Aggregate Insurance Proceeds received:
        (a)    Principal                             $                 0.00
                                                        --------------------
        (b)    Interest                              $                 0.00
                                                        --------------------
        (c)    Total                                 $                 0.00
                                                        --------------------

 7.     Aggregate Liquidation Proceeds received:
        (a)    Principal                             $                 0.00
                                                        --------------------
        (b)    Interest                              $                 0.00
                                                        --------------------
        (c)    Total                                 $                 0.00
                                                        --------------------

 8.     Aggregate Deficient Valuations with respect to the Mortgage
        Loans during the prior month:                $                 0.00
                                                        --------------------

 9.     Aggregate Debt Service Reductions with respect to the Mortgage Loans
        during the prior month:                      $                 0.00
                                                        --------------------

 10.    Aggregate Purchase Prices for Defaulted Mortgage Loans:
        (a)    Principal                             $                 0.00
                                                        --------------------
        (b)    Interest                              $                 0.00
                                                        --------------------
        (c)    Total                                 $                 0.00
                                                        --------------------

 11.    Aggregate Purchase Prices for Defective Mortgage Loans:
        (a)    Principal                             $                 0.00
                                                        --------------------
        (b)    Interest                              $                 0.00
                                                        --------------------
        (c)    Total                                 $                 0.00
                                                        --------------------

12.     Pool Scheduled Principal Balance:            $       423,226,116.18
                                                         -------------------

13.     Available Funds:                             $        12,169,988.03
                                                         -------------------

14.     Realized Losses for prior month:             $                 0.00
                                                         ------------------

15.     Aggregate Realized Losses:
          (a)   Aggregate Realized Losses:          $                  0.00
                                                       ---------------------
          (b)   Deficient Valuations:               $                  0.00
                                                       ---------------------
          (c)   Debt Service Reductions:            $                  0.00
                                                       ---------------------
          (d)   Bankruptcy Losses:                  $                  0.00
                                                       ---------------------
          (e)   Special Hazard Losses:              $                  0.00
                                                       ---------------------
          (f)   Fraud Losses:                       $                  0.00
                                                       ---------------------
          (g)   Excess Bankruptcy Losses:           $                  0.00
                                                       ---------------------
          (h)   Excess Special Hazard Losses:       $                  0.00
                                                       ---------------------
          (i)   Excess Fraud Losses:                $                  0.00
                                                       ---------------------

16.      Non-Credit Losses:                         $                  0.00
                                                       ---------------------

17.      Compensating Interest Payment:             $              8,001.75
                                                       ---------------------

18.      Total interest payments:                   $          2,523,396.10
                                                       ---------------------

19.      Interest
                             Unpaid Class
        Accrued Certificate    Interest         Interest
Class        Interest         Shortfalls        Payable            Pay-out Rate
-----        --------         ----------        -------            ------------
R       $             0.00   $       0.00   $          0.00       % 0.000000000
PO      $             0.00   $       0.00   $          0.00       % 0.000000000
A1      $       113,897.57   $       0.00   $    113,897.57       % 6.999999790
A2      $        21,583.33   $       0.00   $     21,583.33       % 6.999998919
A3      $       140,934.04   $       0.00   $    140,934.04       % 6.999999868
A4      $       143,272.50   $       0.00   $    143,272.50       % 7.000000000
A5      $       198,686.24   $       0.00   $    198,686.24       % 6.999999853
A6      $       351,524.10   $       0.00   $    351,524.10       % 7.000000092
A7      $        57,166.67   $       0.00   $     57,166.67       % 7.000000408
A8      $         5,736.48   $       0.00   $      5,736.48       % 7.250001488
A9      $        27,495.56   $       0.00   $     27,495.56       % 6.949999034
A10     $        19,250.00   $       0.00   $     19,250.00       % 7.000000000
A11     $       128,377.21   $       0.00   $    128,377.21       % 6.999999919
A12     $     1,203,871.82   $       0.00   $  1,203,871.82       % 7.000000019
M       $        45,953.13   $       0.00   $     45,953.13       % 6.999999394
B1      $        26,258.93   $       0.00   $     26,258.93       % 6.999999016
B2      $        13,129.47   $       0.00   $     13,129.47       % 7.000001697
B3      $        13,129.47   $       0.00   $     13,129.47       % 7.000001697
B4      $         3,937.68   $       0.00   $      3,937.68       % 7.000008681
B5      $         9,191.90   $       0.00   $      9,191.90       % 7.000003357

20.      Principal Distribution Amount:                     $      9,646,591.93
                                                               ----------------

21.      Principal Distribution Amount per Certificate:

                      Principal Distribution   Accrual Amount
                      ----------------------   --------------
        Class R       $             0.00       $        0.00
        Class PO      $           272.31       $        0.00
        Class A1      $       682,438.84       $        0.00
        Class A2      $             0.00       $        0.00
        Class A3      $       637,280.12       $        0.00
        Class A4      $             0.00       $        0.00
        Class A5      $             0.00       $        0.00
        Class A6      $     2,175,420.16       $        0.00
        Class A7      $             0.00       $        0.00
        Class A8      $        27,193.98       $        0.00
        Class A9      $       135,970.04       $        0.00
        Class A10     $             0.00       $        0.00
        Class A11     $        16,004.17       $        0.00
        Class A12     $     5,958,099.61       $        0.00
        Class SUP     $             0.00       $        0.00
        Class M       $         5,728.75       $        0.00
        Class B1      $         3,273.57       $        0.00
        Class B2      $         1,636.79       $        0.00
        Class B3      $         1,636.79       $        0.00
        Class B4      $           490.89       $        0.00
        Class B5      $         1,145.91       $        0.00

22.  Additional  distributions  to  the  Class  R  Certificate  pursuant  to the
     Agreement:                                          $                 0.00
                                                            --------------------

23.  Additional  distributions  to the  Class  RL  Certificate  pursuant  to the
     Agreement:                                          $                 0.00
                                                            --------------------

24.     Subordinate Certificate Writedown Amount:        $                 1.73
                                                            --------------------

25.     Unanticipated Recoveries:                        $                 0.00
                                                            --------------------

B.   Other Amounts for such Distribution Date:

1.      Prepayment Distribution
        Triggers satisfied:                        Yes         No
                                                   ---         --
         Class-B1                                   X
         Class-B2                                   X
         Class-B3                                   X
         Class-B4                                   X
         Class-B5                                   X

 2.     Base Servicing Fee amount:                       $            97,806.24
                                                            --------------------

 3.     Supplemental Servicing Fee amount:               $           166,785.90
                                                            --------------------

 4.     Credit Losses for prior month:                   $                 0.00
                                                            --------------------

                                        Category A     Category B   Category C
 5.     Senior Percentage: % 95.577366          N/A       N/A           N/A
                            ----------   ------------  -----------  ------------

 6.     Group I Senior
        Percentage:        %       N/A          N/A       N/A           N/A
                            ----------   ------------  -----------  ------------

 7.     Group II Senior
        Percentage:        %       N/A          N/A       N/A           N/A
                            ----------   ------------  -----------  ------------

 8.     Senior Prepayment
        Percentage:        %100.000000          N/A       N/A           N/A
                            ----------   ------------  -----------  ------------

 9.     Group I Senior
        Prepayment
        Percentage:        %       N/A          N/A       N/A           N/A
                            ----------   ------------  -----------  ------------

 10.    Group II Senior
        Prepayment
        Percentage:        %       N/A          N/A       N/A           N/A
                            ----------   ------------  -----------  ------------

 11.    Junior Percentage: %  4.422634
                            ----------

 12.    Junior Prepayment
        Percentage:        %  0.000000
                            ----------

     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.



                                            By:  /s/ Karen Pickett
                                            ------------------------------------
                                            Name:    Karen Pickett
                                            Title:   Vice President,
                                                     Investor Operations